SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 30, 1998


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
               Servicing Agreement, dated as of December 1, 1998,
                 providing for the issuance of REMIC Multi-Class
                   Pass-Through Certificates, Series 1998-26)



                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

 New Jersey                   33-5042                    21-0627285
(State or other         (Commission File Number)       (I.R.S. Employer
jurisdiction                                          Identification No.)
of incorporation)


                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)




        Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On December 30, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-26 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-26") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 22, 1998 as supplemented by the Prospectus Supplement dated December 22, 1998.

The original principal balance of each Class of the Certificates is as follows:


                    Class R                   $100.00

                    Class A           $171,658,900.00

                   Class PO               $173,016.56

                    Class M             $1,578,000.00

                   Class B1               $614,000.00

                   Class B2               $438,000.00

                   Class B3               $351,000.00

                   Class B4               $263,000.00

                   Class B5               $263,305.62

                    Total :           $175,339,322.18



The initial Junior Percentage and initial Senior Percentage for Pool 1998-26 are approximately 2.00% and 98.00%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-26 as of the initial issuance of the Certificates are $100,000.00, $1,753,393.00 and $2,200,000.00, respectively, representing approximately .060%, 1.00%, and 1.25%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of December 1, 1998 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties
-------------------------------------------------------------

Pool 1998-26
------------

Pool 1998-26 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $175,339,322.18.

The interest rates (the "Mortgage Rates") borne by the 628 Mortgage Loans conveyed by GECMSI to Pool 1998-26 range from 5.875% to 9.750% and the weighted average Mortgage Rate as of the Cut-off Date is 7.1732% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-26 ranged from $20,000.00 to $1,100,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-26 is $279,202.74, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-26 is October 15, 1986, and the latest scheduled maturity date of any such Mortgage Loan is December 1, 2013. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1998-26 is 67.2767%.

The Mortgage Loans in Pool 1998-26 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1998-26:

------------------------------------------------------------------------------
  MORTGAGE       # OF LOANS     AGGREGATE BALANCES           % OF POOL BY
    RATES                       AS OF CUT-OFF DATE         AGGREGATE BALANCE
 ------------------------------------------------------------------------------

 5.8750%            1         $       255,000.00             0.1454%


 6.0000%            1         $       418,555.80             0.2387%


 6.2500%            5         $     1,953,388.90             1.1141%


 6.3750%           11         $     3,551,225.34             2.0253%


 6.5000%           22         $     6,795,276.03             3.8755%


 6.6250%           43         $    13,252,618.56             7.5583%


 6.7500%           69         $    22,692,566.88            12.9421%


 6.8750%           77         $    25,807,118.63            14.7184%


 7.0000%           91         $    28,993,000.52            16.5354%


 7.1250%           67         $    21,753,435.98            12.4065%


 7.2500%           36         $    10,674,703.47             6.0880%


 7.3750%           33         $     7,925,627.94             4.5202%


 7.5000%           14         $     3,031,001.63             1.7286%


 7.6250%           11         $     1,560,264.85             0.8899%


 7.7500%            9         $     1,052,697.13             0.6004%


 7.8750%           11         $     1,917,629.34             1.0937%


 8.0000%            8         $     1,265,099.20             0.7215%


 8.1250%            9         $     1,747,262.91             0.9965%


 8.2500%            7         $     1,325,747.67             0.7561%


 8.3750%           10         $     1,485,022.08             0.8469%


 8.5000%           24         $     4,053,135.90             2.3116%


 8.6250%           20         $     4,082,680.77             2.3284%


 8.7500%           14         $     2,634,684.50             1.5026%


 8.8750%           16         $     3,195,078.06             1.8222%


 9.0000%            9         $     1,795,624.07             1.0241%


 9.1250%            3         $       687,685.20             0.3922%


 9.2500%            2         $       427,160.60             0.2436%


 9.3750%            4         $       828,043.82             0.4723%


 9.7500%            1         $       177,986.40             0.1015%


Total             628         $   175,339,322.18           100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-26 :


      ORIGINAL        # OF LOANS   AGGREGATE BALANCES   % OF POOL BY
      BALANCES                     AS OF CUT-OFF DATE   AGGREGATE BAL.
      --------         ---------   ------------------   --------------


$      0-227,150         133       $16,087,265.23          9.1749%


$227,151-250,000          55       $11,088,337.98          6.3239%


$250,001-300,000         179       $46,762,770.22         26.6699%


$300,001-350,000         104       $32,060,773.52         18.2850%


$350,001-400,000          55       $18,947,525.19         10.8062%


$400,001-450,000          38       $14,906,774.61          8.5017%


$450,001-600,000          48       $23,812,529.61         13.5808%


$600,001-650,000          11        $7,023,529.86          4.0057%


$650,001-1,000,000 +       5        $4,649,815.96          2.6519%


Total                    628      $175,339,322.18         100.0000%


The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-26 is $1,100,000.00.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-26 is $2,460.63.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1998-26:


 YEAR OF ORIGINATION     # OF LOANS     AGGREGATE BALANCES     % OF POOL BY
                                          AS OF CUT-OFF DATE   AGGREGATE BALANCE
 -------------------     ----------     --------------------   -----------------
     1986                    1              $132,629.96                0.0756%

     1988                    1               $34,946.14                0.0199%

     1991                   18            $3,217,771.60                1.8352%

     1992                   98           $19,270,027.54                10.9901%

     1994                    1              $383,473.05                 0.2187%

     1996                    1              $285,691.78                 0.1629%

     1997                    2              $430,954.01                 0.2458%

     1998                  506          $151,583,828.10                86.4518%

     Total                 628          $175,339,322.18               100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1998-26:



    LOAN-TO-VALUE        # OF LOANS    AGGREGATE BALANCES        % OF POOL BY
 RATIO AT ORIGINATION                  AS OF CUT-OFF DATE     AGGREGATE BALANCE
 --------------------    ----------    ------------------     -----------------


   00.00050.00            77             $22,071,021.72           12.5876%

   50.00160.00            93             $27,948,065.73           15.9394%

   60.00170.00           132             $34,798,940.23           19.8466%

   70.00175.00           117             $35,136,408.75           20.0391%

   75.00180.00           184             $49,585,350.47           28.2797%

   80.00185.00             5                $841,490.74            0.4799%

   85.00190.00            15              $3,894,978.61            2.2214%

   90.00195.00             5              $1,063,065.93            0.6063%

       Total             628            $175,339,322.18          100.0000%


e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1998-26:


  TYPE OF DWELLING     # OF LOANS      AGGREGATE BALANCES       % OF POOL BY
                                       AS OF CUT-OFF DATE    AGGREGATE BALANCE
  ----------------     ----------      ------------------    -----------------

Single-family detached      581         $164,956,347.92             94.0784%

Single-family attached        8           $1,896,653.88              1.0817%

Condominium                  28           $6,364,482.90              3.6298%

24 Family Units              11           $2,121,837.48              1.2101%

Total                       628         $175,339,322.18            100.0000%


f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-26:


                    # OF LOANS    AGGREGATE BALANCES           % OF POOL BY
OCCUPANCY                         AS OF CUT-OFF DATE        AGGREGATE BALANCE
---------            ---------    ------------------        -----------------

Owner Occupied       585            $167,736,556.23                  95.6640%

Vacation              20              $4,645,635.40                   2.6495%

Investment            23              $2,957,130.55                   1.6865%

Total                628            $175,339,322.18                 100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1998-26:


 STATE          OF LOANS    AGGREGATE BALANCES           % OF POOL BY
                              AS OF CUT-OFF DATE        AGGREGATE BALANCE
-----          --------       ------------------        -----------------

Alabama            2             $662,337.43                0.3777%

Arizona           14           $4,514,734.09                2.5749%

Arkansas           1             $335,814.39                0.1915%

California       168          $50,146,311.89               28.5997%

Colorado          13           $4,006,736.50                2.2851%

Connecticut       15           $4,359,472.51                2.4863%

District Of
Columbia           1             $327,876.89                0.1870%

Florida           40           $9,846,849.80                5.6159%

Georgia           19           $5,447,889.89                3.1071%

Hawaii             1             $255,000.00                0.1454%

Idaho              1              $80,960.10                0.0462%

Illinois          18           $6,287,325.30                3.5858%

Indiana            4           $1,089,626.84                0.6214%

Kansas             3             $623,585.89                0.3556%

Kentucky           3             $714,229.46                0.4073%

Louisiana          3             $892,249.61                0.5089%

Maine              2             $392,035.84                0.2236%

Maryland          25           $5,212,997.33                2.9731%

Massachusetts     40          $11,504,940.42                6.5615%

Michigan           4           $1,204,216.37                0.6868%

Minnesota          7           $2,061,404.57                1.1757%

Missouri          10           $2,326,693.94                1.3270%

Montana            2             $593,346.69                0.3384%

Nebraska           1             $435,900.53                0.2486%

Nevada             7           $1,103,059.84                0.6291%

New Hampshire      3             $719,417.63                0.4103%

New Jersey        40           $9,849,515.65                5.6174%

New Mexico         3             $772,461.49                0.4406%

New York          35           $8,019,192.87                4.5735%

North Carolina     4             $800,908.78                0.4568%

North Dakota       1             $259,395.56                0.1479%

Ohio              13           $3,900,818.07                2.2247%

Oklahoma           2             $876,188.21                0.4997%

Oregon             6           $1,798,504.25                1.0257%

Pennsylvania      31           $9,495,203.24                5.4153%

Rhode Island       4             $775,431.25                0.4422%

South Carolina     2             $453,348.39                0.2586%

Tennessee         10           $2,847,211.25                1.6238%

Texas             23           $7,005,633.56                3.9955%

Utah               8           $2,317,405.77                1.3217%

Virginia          17           $4,283,757.01                2.4431%

Washington        14           $4,258,932.30                2.4290%

Wisconsin          8           $2,480,400.78                1.4146%

Total            628         $175,339,322.18              100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1998-26:


YEAR OF MATURITY     # OF LOANS      AGGREGATE BALANCES           % OF POOL BY
                                       AS OF CUT-OFF DATE      AGGREGATE BALANCE
 ----------------     ----------      ------------------       -----------------

     2003               1                   $34,946.14              0.0199%

     2006               6                $1,307,274.14              0.7456%

     2007             110               $21,180,525.00             12.0797%

     2008               7                $2,011,672.13              1.1473%

     2009               1                  $162,622.93              0.0927%

     2010               1                  $285,691.78             0.1629%

     2011               2                  $778,408.06            0.4439%

     2012               2                  $570,331.08            0.3253%

     2013             498              $149,007,850.92           84.9827%

     Total            628              $175,339,322.18          100.0000%


The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-26 calculated as of the Cut-off Date is 167 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1998-26:


                          # OF LOANS      AGGREGATE BALANCES     % OF POOL BY
 PURPOSE OF LOAN                         AS OF CUT-OFF DATE  AGGREGATE BALANCE
 ---------------          ----------     ------------------  -----------------

 Purchase                    170            $44,875,661.87           25.5936%

Rate Term/Refinance          341           $102,184,416.93           58.2781%

Cash-out Refinance           117            $28,279,243.38           16.1283%

Total                        628           $175,339,322.18          100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of June 22, 1995, and the related Terms Agreement, dated as of December 22, 1998, for certain of the Series 1998-26 Certificates between GE Capital Mortgage Services, Inc. and Credit Suisse First Boston Corporation.

4.1 The Pooling and Servicing Agreement for the Series 1998-26 Certificates, dated as of December 1, 1998, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             GE Capital Mortgage Services, Inc.



                                              By:  /s/ Syed W. Ali
                                                   ----------------
                                              Name:    Syed W. Ali
                                              Title:   Vice President







Dated as of December 30, 1998

                                   SIGNATURES





                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              GE Capital Mortgage Services, Inc.



                                               By:      /s/ Syed W. Ali
                                                        ---------------
                                               Name:    Syed W. Ali
                                               Title:   Vice President





Dated as of December 30, 1998

                                  EXHIBIT INDEX




The exhibits are being filed herewith:


-------------- ------------------------------------------ -------------
 EXHIBIT NO.                  DESCRIPTION                      PAGE
-------------- ------------------------------------------ -------------

     1.1       The Underwriting Agreement, dated as of
               June 22, 1995, and the related Terms
               Agreement, dated as of December 22,
               1998, for certain of the Series 1998-26
               Certificates between GE Capital Mortgage
               Services, Inc. and Credit Suisse First
               Boston Corporation.

     4.1       The Pooling and Servicing Agreement for
               the Series 1998-26 Certificates, dated
               as of December 1, 1998, between GE
               Capital Mortgage Services, Inc., as
               seller and servicer, and State Street
               Bank and Trust Company, as trustee.
-------------- ------------------------------------------ -------------